As filed with the Securities and Exchange Commission on October 6, 2005

Securities Act Registration No. 333-127588

Investment Company Act File No. 811-21794

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective	Amendment No. 1

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment	No. 1

S&P 500® GEAREDSM Fund II Inc.

(Exact Name of Registrant as Specified in Charter)

4 World Financial Center, 5th Floor, New York, New York 10080

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (877) 449-4742

Andrew J. Donohue, Esq.

IQ Investment Advisors LLC

4 World Financial Center, 5th Floor, New York, New York 10080

(Name and address of Agent for Service)

COPIES TO:

Margery K. Neale, Esq. Shearman & Sterling LLP 599 Lexington Avenue New York, New York 10022-6069

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐     when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐     This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock ($.001 par value per share)	50,000 shares	$20.00	$1,000,000	$117.70

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Transmitted prior to filing.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information contained in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary prospectus dated                 , 2005

PROSPECTUS

Shares S&P 500® GEAREDSM Fund II Inc. Common Stock $20.00 per Share

S&P 500® GEAREDSM Fund II Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund has an interval fund structure, pursuant to which the Fund will, subject to applicable Maryland law, conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares.

The Fund’s investment objective is to provide total returns, exclusive of fees and expenses of the Fund, linked to the monthly performance of the S&P 500® Composite Stock Price Index (the “S&P 500® Index” or “Index”), as described below. Where the Index has negative returns for a one month period (approximately 30 days), the Fund seeks to provide monthly price returns that track the performance of the Index on a one-for-one basis over the one month period. Where the performance of the Index is positive for a one month period, the Fund seeks to deliver a “geared” return equal to approximately three times the monthly price returns of the Index up to a maximum index participation level (the “Maximum Index Participation”). “Price returns” means that the performance of the Index reflects only the price movements of the common stocks included in the Index and does not reflect any dividends declared or paid on those stocks. Regardless of whether the monthly price returns of the Index are positive or negative, the Fund will pay dividends on a quarterly basis (exclusive of fees and expenses) on its “long” S&P 500® Index portfolio as described in this prospectus. The Fund will not participate in any Index returns in excess of the Maximum Index Participation, and as a result the Fund’s performance over a one month period will be subject to a maximum monthly return cap (the “Monthly Return Cap”). The Fund currently anticipates that the Maximum Index Participation for its first one month period will be between [0.75]% and [1.0]%, and accordingly, that its Monthly Return Cap will equal three times this amount, or [2.25]% to [3.0]%, respectively. In instances where the return of the Index exceeds the Monthly Return Cap, the Fund will under-perform the Index. In future quarters the Monthly Return Cap could be higher or lower than the Monthly Return Cap for the first one month period and could possibly be less than 1%. See “Investment Strategy — Hypothetical Return Examples” on page [    ] of this prospectus. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

The Fund will seek to achieve its objective by: (1) purchasing and managing a portfolio consisting of all of the securities that comprise the S&P 500® Index in the same proportions as the Index and/or other investments that track the performance of the Index; and (2) using a series of “option strategies” for each one month period (the “Transactions”). The Fund intends to distribute for each quarterly period, net of Fund expenses, positive returns, if any, up to the Monthly Return Cap of the three most recent one month periods, as well as dividend income from its investments, if any. See “Distributions” and “Automatic Dividend Reinvestment Plan” on pages [    ] and [    ], respectively, of this prospectus.

Investing in the Fund involves certain risks. The Fund, by engaging in Transactions, may forego the opportunity to benefit fully from potential increases in the value of the Index, but would continue to bear the risk of declines in the value of the investments purchased to track the performance of the Index. The Fund’s investment strategy involves the use of call options and other derivatives which involve risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these instruments. The Fund also will be exposed to the risk that counterparties to its investments, for whatever reason, will be unable to meet their obligations. Investing in the Fund involves certain risks.

Investing in the Fund’s shares involves certain risks. See “ Risk Factors and Special Considerations” on Page      of this prospectus.

This prospectus relates to the offering of the Fund’s shares of common stock, the Fund intends to apply to list on the New York Stock Exchange (“NYSE”) under the ticker symbol “GRQ”.

Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

	Per Share	Total (3)
Public offering price	$20.00	$
Sales load (1)	$.90	$
Proceeds, before expenses, to the Fund (2)	$19.10	$
(1)	The Fund has agreed to pay its underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” on page [ ] of this prospectus.
(2)	The Fund’s adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $ .
(3)	The underwriters have an option to purchase up to an additional shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and proceeds, before expenses, to the Fund will be $ , $ , $ , and $ , respectively. See “Underwriting” on page [ ] of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus. Copies of the Fund’s semi-annual and annual reports may be obtained without charge by writing to the Fund at its address at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling the Fund at (877) 449-4742. The Fund is a newly formed entity and as such does not yet have an Internet website. Once the Internet website is created, stockholders will be able to obtain the Fund’s semi-annual and annual reports on this website without charge. In addition, the Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the Securities and Exchange Commission.

The shares will be ready for delivery on or about                     , 2005.

The date of this prospectus is                     , 2005.

“GEARED” and “Geared-Equity Accelerated Return” are service marks of Merrill Lynch & Co.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” And “500” are trademarks of Standard & Poor’s, A division of The Mcgraw-Hill Companies, Inc., and have been licensed for use by Merrill Lynch Investment Managers, L.P. and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Fund.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

Information about the Fund can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Room of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this prospectus relating to the S&P 500® GEAREDSM Fund II Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

S&P 500® GEAREDSM Fund II Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. Please see “Annual Repurchases of Securities” on page [    ] of this prospectus for more information about the interval fund structure. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s termination date is on or about November 30, 2010. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company.

The Offering

The Fund is offering              shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by [                                                         ], an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional              shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

Investment Objectives

The Fund’s investment objective is to provide total returns, exclusive of fees and expenses of the Fund, linked to the monthly performance of the S&P 500® Composite Stock Price Index (the “S&P 500® Index” or “Index”), as described below. Where the Index has negative returns for a one month period (approximately 30 days), the Fund seeks to provide monthly price returns that track the performance of the Index on a one-for-one basis over the one month period. Where the performance of the Index is positive for a one month period, the Fund seeks to deliver a “geared” return equal to approximately three times the monthly price returns of the Index up to a maximum index participation level (the “Maximum Index Participation”). “Price returns” means that the performance of the Index reflects only the price movements of the common stocks included in the Index and does not reflect any dividends declared or paid on those stocks. Regardless of whether the monthly price returns of the Index are positive or negative, the Fund will pay quarterly dividends (exclusive of fees and expenses) on its “long” S&P 500® Index portfolio (the “Long S&P 500® Index Portfolio”) as described below. The Fund will not participate in any Index returns in excess of the Maximum Index Participation, and as a result the Fund’s performance over a one month period will be subject to a maximum monthly return cap (the “Monthly Return Cap”). The Fund currently anticipates that the Maximum Index Participation for its first one month period will be between [0.75]% and [1.0]%, and accordingly, that its Monthly Return Cap will equal three times this amount, or [2.25]% to [3.0]%, respectively. In instances where the return of the Index exceeds the Monthly Return Cap, the Fund will under-perform the Index. See “Investment Strategy — Hypothetical Return Examples” on page [    ] of this prospectus. In future months, the Monthly Return Cap could be higher or lower than the Monthly Return Cap for the first one month period and could possibly be less than 1%. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy

General.    The Fund will seek to achieve its objective by: (1) purchasing and managing a portfolio consisting of all of the securities that comprise the S&P 500® Index in the same proportions as the Index and/or other investments that enable the Fund to track the performance of the Index (the Long S&P 500® Index Portfolio); and (2) using a series of “option strategies” (the “Transactions”) for each one month period that in combination with the Long S&P 500® Index Portfolio are designed to deliver three times the monthly price returns of the Index over the course of the one month period where the value of the Index increases, up to the Maximum Index Participation that is set at the beginning of each one month period through the Transactions. The Fund will measure its returns for purposes of its objective as of the end of each one month period in relation to the value of the Index as of the beginning of that period. See “Investment Strategy — Calculating the Maximum Index Participation and Monthly Return Cap” below and on page [    ] of this prospectus.

The Transactions.    The Transactions will include: (A) the sale by the Fund of European-style call options on the S&P 500® Index; and (B) with the proceeds of this sale, the purchase of “call spreads,” which have the economic effect of purchasing a European-style call option on the S&P 500® Index and simultaneously selling a European-style call option on the S&P 500® Index. The Fund will structure its investments so that the price received from the sale of the call options will equal (or approximately equal) the price paid for the purchase of the call spreads. European-style call options are options that can be exercised only on their expiration dates rather than at any time during their term. The Fund intends to distribute for each quarterly period, net of Fund expenses, positive returns, if any, up to the Monthly Return Cap of the three most recent one month periods, as well as dividend income from its investments, if any. The Fund intends to structure the Transactions to have maturities of approximately 30 days. At the end of each one month period until the end of the fifth year of operations, the Fund will enter into new Transactions. A one month period will commence when the Fund enters into the Transactions. See “Investment Strategy,” “Distributions” and “Automatic Dividend Reinvestment Plan” on pages [    ], [    ] and [    ], respectively, of this prospectus.

Calculating the Maximum Index Participation and Monthly Return Cap.    When the Fund sells (or “writes”) call options, it structures the options so that the premiums received by the Fund will equal (or approximately equal) the cost of the call spreads purchased by the Fund. The Maximum Index Participation is determined at the beginning of each one month period based on prevailing market prices for the option being sold and the call spreads being purchased, and is a function of a number of market and economic factors including interest rates and market volatility. The Fund will, through a competitive bidding process with a variety of qualified counterparties, attempt to structure the Transactions to achieve the highest possible Maximum Index Participation and, accordingly, the highest possible Monthly Return Cap. While the Board of Directors generally oversees the operations of the Fund, the Board of Directors does not participate in setting the Monthly Return Cap, but will receive a report from the Fund’s investment adviser and subadviser on the process annually.

As the Maximum Index Participation for any one month period will be determined by the call options written and the call spreads purchased by the Fund at the beginning of the one month period, there can be no assurance that the Maximum Index Participation that is set for any subsequent one month period will be higher or lower than the Maximum Index Participation set for the first one month period.

The Fund will, in a timely manner, publicly file through a Form 8-K filing with the SEC, the actual Maximum Index Participation and Monthly Return Cap at the time the contract prices are set for the call options for each one month period. The Fund currently anticipates that the Maximum Index Participation for its first one month period will be in the range of [0.75]% to [1.0]% of the positive performance of the Index; the actual Maximum Index Participation may be higher or lower than this range. The Fund anticipates that the Monthly Return Cap will equal [2.25]% to [3.0]% for the first one month period. In future months, the Monthly Return Cap could be higher or lower than the Monthly Return Cap for the first period and could possibly be less than 1%.

S&P 500® Index.    As stated above, the Fund intends to invest in all of the securities that comprise the S&P 500® Index in the same proportions as the Index and/or other investments that enable the Fund to track the performance of the Index. Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in common stocks of companies that comprise the S&P 500® Index (or synthetic instruments that have economic characteristics similar to securities that comprise the Index). This 80% policy is not a fundamental policy and therefore may be changed without stockholder approval. However, the Fund may not change or modify this policy unless stockholders are provided with at least 60 days’ prior written notice.

Who Should Invest.    The Fund is designed for investors with a moderately bullish view of the S&P 500® Index. In other words, because the potential upside to Fund stockholders for each one month period is limited to the Monthly Return Cap, a stockholder would not benefit if the return of the Index exceeded the Monthly Return Cap. Conversely, since there will be no downside limit resulting from the Transactions, if the Index declines over a one month period, Fund stockholders would experience the full decline for the one month period (plus Fund fees and expenses). See “Investment Strategy — Hypothetical Return Examples” on page [    ] of this prospectus.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. Please refer to the “Investment Strategy” and “Investment Restrictions” sections on pages [    ] and [    ] of this prospectus, respectively.

Summary of Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investment program as anticipated.

Index Tracking Errors.    One part of the Fund’s investment strategy involves making investments in a manner that seeks to track the performance of the S&P 500® Index. The Fund may not be able to acquire the common stocks of all the companies in the S&P 500® Index, hold these securities in the correct weightings or be able to track the performance of the Index. This may occur when the Index sponsor rebalances the S&P 500® Index (which is expected to occur on an annual basis), or otherwise. This also may occur when, for example, the call options, swap agreements and/or futures and forward contracts the Fund purchases and sells do not, for a variety of reasons, perform as expected or do not result in the Fund receiving returns that are correlated (in any manner) with the performance of the Index.

The Fund may not be able to achieve returns that track the performance of the S&P 500® Index because the Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) the Index, such as, among others, the costs of managing the Fund and buying and selling investments for the Fund. As a result, the portions of the Fund’s performance that are based on holding investments to track the performance of the Index may be lower than the actual performance of the Index. In addition, if the

Index has very low positive performance for a one month period, the Fund may not provide positive returns even if the Index is positive because of Fund expenses.

Equity Securities Risk.    The values of investments purchased and sold by the Fund will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to also vary. When the value of the S&P 500® Index is declining, the value of the Fund’s shares is expected to decrease.

General Risks Related to Derivatives.    The Fund’s investment strategy involves the use of derivatives, such as, among others, the sale of call options and the purchase of “call spreads.” These “call spreads” include the economic equivalent of the purchase of a call option and the simultaneous sale of a call option on the Index that have different strike prices. The Fund also may enter into swap agreements, and futures and forward contracts. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk, and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Changes in the value of derivative contracts may not match fully changes in the values of the underlying portfolio securities or indices. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and no assurance can be given that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. In addition, the Fund will be exposed to the risk that counterparties to these derivatives, for whatever reason, will be unable or unwilling to meet their obligations under the arrangements. See “Risk Factors and

Special Considerations — Illiquid Securities” and “Risk Factors and Special Considerations — Counterparties,” on pages [ ] and [ ], respectively, of this prospectus.

Call Spreads and Call Options.    Through the call spreads, the Fund will be exposed to the same risks as those of a purchaser (and seller, see below) of call options on the S&P 500® Index. See “Investment Strategy — The Transactions” on page [    ] of this prospectus. As a purchaser of call options on the S&P 500® Index, the Fund will have to pay premiums to the sellers of these options. Although the Fund will seek to offset, to the extent possible, the amount of premiums paid to the sellers of the call spreads by its sale of call options, there is no assurance that it will be able to offset fully the amount of premiums paid by the amount of premiums received. In addition, if the value of the S&P 500® Index is less than or equal to the strike prices of the call options purchased by the Fund, the Fund generally will not exercise these options and will incur losses equal to the amount of premiums paid to the sellers of the options. In these instances, the call options that the Fund sold with higher strike prices than the purchased call options would also expire worthless and the premiums earned from selling those options would help offset the cost of the premiums on the purchased calls. To the extent the Fund purchases call options as part of its strategy to replicate the Index, it will be subject to risks similar to these described with respect to the purchased call options embedded in the call spreads.

Because the Fund’s investment strategy involves selling call options on the S&P 500® Index, as well as purchasing call spreads that have embedded within them the same effect, the Fund will be exposed to the risks of a seller of call options on the S&P 500® Index. The Fund, by selling call options on the S&P 500® Index, may forego the opportunity to benefit fully from potential increases in the value of the S&P 500® Index above the strike prices specified in the Fund’s written call options (or otherwise embedded in the call spreads). For example, if the value of the S&P 500® Index is greater than the strike price of the call options that the Fund has sold (which is the Maximum Index Participation), the Fund’s return may be less than the return the Fund would have earned if it had invested solely in the securities underlying the S&P 500® Index or investments designed to track the performance of the Index. The Fund, however, would continue to bear the risk of declines in the values of the investments purchased to track the performance of the Index.

As part of its Index replication strategy, the Fund also may use options as an alternative way to replicate the S&P 500® Index. These options will only be used to create long positions in the Index, and will not create any net investment positions that are short or uncovered. See the “Risk Factors and Special Considerations — Illiquid Securities” and the “Risk Factors and Special Considerations — Counterparties” on page [    ] and [    ], respectively, of this prospectus.

The Fund may also buy or sell options or futures that are traded on national securities exchanges. Exchanges may suspend trading of options or futures contracts in volatile markets. If trading is suspended, the Fund may be unable to unwind its options or futures positions at times that may be desirable or advantageous for the Fund to do so.

The Maximum Index Participation and Monthly Return Cap.    The terms of the call options written by the Fund and the call spreads purchased by the Fund (and, accordingly, the Maximum Index Participation and Monthly Return Cap) will be affected by market conditions at the inception of a one month period. Market conditions may change over time, and for that reason the Maximum Index Participation and Monthly Return Cap for a one month period may be higher or lower than they would have been if the Transactions had been entered into at a different time during the one month period and the Maximum Index Participation and Monthly Return Cap for subsequent one month periods may be higher or lower than for the first one month period.

Return to Individual Stockholders.    The returns of the Fund for purposes of its investment objective will be measured as of the end of each one month period in relation to the value of the Index as of the beginning of that period. Each one month period will consist of approximately 30 days. If a stockholder buys shares of the Fund other than upon or prior to the inception of a one month period and does not hold those shares through the date on which the Fund distributes its returns in respect of that one month period, the stockholder’s individual returns on the shares might be less than the Fund’s returns even if the Fund achieves the Monthly Return Cap for that one month period. For example, if during a one month period a stockholder buys shares in the secondary market at a premium, or sells shares in the secondary market at a discount, the stockholder’s individual returns will diverge from those of the Fund. There can be no assurance that the Fund’s returns for any one month period will achieve the Monthly Return Cap. See “Risk Factors and Special Considerations — Closed End Structure; Market Discount from Net Asset Value” and “Distributions” on pages [    ] and [    ], respectively, of this prospectus.

Liquidity of the Markets.    There can be no assurance that liquid derivatives markets will exist that will permit the Fund to purchase and write derivatives on the S&P 500® Index or its securities, or to use derivatives to engage in offsetting transactions. The Fund’s ability to engage in derivatives or in offsetting transactions also may be affected by exchange-imposed rules and trading limitations.

Counterparties. The Fund expects to purchase and sell over-the-counter derivatives on the S&P 500® Index and other investments that enable the Fund to track the performance of the Index. The Fund will be exposed to the risk that counterparties to these investments (and derivatives), for whatever reason, will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk by entering into Transactions with counterparties that are rated A2 or better by Moody’s Investors Service Inc. or A or better by Standard & Poor’s® (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. In addition, counterparties will be required to post collateral at the time they enter into a Transaction, thereby limiting the Fund’s exposure to the credit risk of the counterparty. The Fund may also be required to post collateral in connection with its obligations in a Transaction. In the event that the counterparty defaults on its obligations under a Transaction because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral posted by the counterparty, or recovering collateral posted by the Fund, and could suffer a loss to the extent the collateral posted by the counterparty falls below the value of the counterparty’s obligation to the Fund.

Temporary Defensive Positions.    The Fund will not engage in temporary defensive positions to hedge against adverse market conditions. In addition, normally the Transactions will be expected to remain in effect for the entirety of the relevant one month period. However, the Fund may decide to sell one or more call spreads when the Fund’s investment adviser or subadviser determines that the Fund has become exposed to unacceptable risks specific to a particular counterparty. These sale transactions may be effected at inopportune times for the Fund or may cause the Fund to fail to meet its investment objective. As a result, these transactions could result in the Fund’s performance varying dramatically from its intended results.

Quarterly Distribution Policy.    The Fund intends to distribute to its stockholders any investment income earned by the Fund on a quarterly basis. In addition, the Fund will distribute net realized capital gains, if any, at least quarterly. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “Automatic Dividend Reinvestment Plan” on pages [    ] and [    ] respectively, of this prospectus. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make quarterly distributions only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. See “Distributions” and “U.S. Federal Income Tax Considerations” on pages [    ] and [    ], respectively, of this prospectus.

Liquidity/Listing of Fund’s Shares.    Although the Fund intends to apply to list its shares of common stock, subject to notice of issuance, on the New York Stock Exchange (“NYSE”), there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Annual Repurchase of Securities.    The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the NYSE, and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence.

Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund’s returns. See “Risk Factors and Special Considerations — Annual Repurchases of Securities” on page [    ] of this prospectus.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market, frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations” on page [ ] of this prospectus.

Listing of Shares	The Fund intends to apply for listing of its shares of common stock on the NYSE under the ticker symbol “GRQ” and will be required to meet the NYSE’s initial and continued listing requirements.

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-five percent of the Directors will not be “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Adviser”) and is registered as such with the

SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has designed the investment strategy for the Fund and has oversight responsibility for the implementation of the strategy by the subadviser (as described below under “Subadviser”). In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of 0.90% of the Fund’s average daily net assets plus any borrowings (the “Management Fee”). In addition, the Adviser will compensate the subadviser. The Adviser is recently formed and has a limited operating history. As of July 31, 2005, it advised closed-end funds with aggregate net assets of approximately $1.2 billion.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 35 countries and private client assets of approximately $1.5 trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with ING Investment Management Co. (the “Subadviser” and, together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of Connecticut, is registered as an investment adviser with the SEC under the Advisers Act. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of 0.40% of the Fund’s average daily net assets plus any borrowings.

Distributions

Quarterly Distribution Policy.    The Fund intends to distribute to its stockholders any investment income earned by the Fund on a quarterly basis. In addition, the Fund will distribute net realized capital gains, if any, quarterly. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “Automatic Dividend Reinvestment Plan” on page [    ] of this prospectus. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make quarterly distributions only if authorized by the Fund’s Board of Directors and declared by the

Fund out of assets legally available for these distributions. See “Distributions” and “U.S. Federal Income Tax Considerations” on pages [ ] and [ ], respectively, of this prospectus.

Annual Repurchases of Securities

The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act, and the Fund’s Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer approximately 12 to 13 months after the Fund commences operations. In addition, the Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. See “Annual Repurchases of Securities” on page [    ] of this prospectus for more information.

Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns. See “U.S. Federal Income Tax Considerations—Sale or Exchange of Fund Shares” on page [    ] of this prospectus for certain tax consequences of a repurchase of shares of common stock by the Fund.

Tax Aspects

The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and net realized capital gains, if any, to its stockholders at least annually.

Please refer to the “U.S. Federal Income Tax Considerations” section on page [    ] of this prospectus for additional information on the potential U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. You should consult your own tax advisors on any potential state, local, foreign or other tax consequences of an investment in the Fund.

Anti-Takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities” on page [    ] of this prospectus.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders, may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan” on page [    ] of this prospectus.

Conflicts of Interest

The investment activities of the Adviser, the Subadviser, [                ] and their respective affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser or Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund. See “Conflicts of Interest” on page [    ] of this prospectus.

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:

Maximum Sales Load (as a percentage of offering price)	[	]%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	None	(2)
Repurchase Fee (as a percentage of repurchase proceeds)	2.00	%(3)

Annual Fund Expenses (as a percentage of net assets attributable to shares of common stock):

Management Fee(4)	0.90%
Other Expenses(5)	[	]%

Total Annual Expenses	[	]%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $.04 per share (0.20% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (subject to the next sentence) exceed $.04 per share of common stock (0.20% of the offering price). In determining the costs to be paid by the Adviser, the sales load is excluded, but the $.00667 per share partial reimbursement of expenses to the underwriters is included. Based on an estimated asset size of $[ ] assuming the sale of [ ] shares of common stock ($[ ]), offering costs are estimated at approximately $[ ], of which the Adviser will pay approximately $[ ] and the Fund will pay approximately $[ ]. If the Fund issues more than the assumed [ ] shares of common stock, or if the Fund’s offering expenses are less than currently estimated, the amount of the Fund’s offering costs paid by the Adviser is expected to decrease and may be zero. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.

(2)	You will pay brokerage charges if you direct the plan agent to sell your shares held in a dividend reinvestment account.

(3)	The Fund may deduct from the repurchase proceeds a repurchase fee, not to exceed 2% of the proceeds, that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.

(4)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser. See “Investment Advisory and Management Arrangements”.

(5)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Example:

An investor would pay the following expenses (including the sales load of $[            ] and estimated offering expenses of this offering of $[            ] on a $1,000 investment, assuming total annual expenses of [            ]%) and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years*
$[ ]	$[ ]	$[ ]	$[ ]

*	The Fund has a termination date of November 30, 2010 and, accordingly, it is not expected to be in existence for 10 years.

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately [            ] shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to common stock. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

S&P 500® GEAREDSM Fund II Inc. (the “Fund”) is a corporation that was organized under the laws of the State of Maryland on August 12, 2005, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. Please see “Annual Repurchases of Securities” on page [    ] of this prospectus for more information about the interval fund structure. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s termination date is on or about November 30, 2010. In anticipation of its termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and then distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company and terminate in an orderly fashion. Because the Fund’s investment strategy involves the use of call options with fixed terms, it is likely that the call options in the fifth year of the life of the Fund will expire before the termination date and the Fund will invest its assets in liquid, short-term investments pending the orderly liquidation and dissolution of the Fund. This may have a negative impact on the Fund’s performance for its last year of operations. The Fund expects to commence its investment operations on or after [    ]. The Fund’s principal office, including its office for service for process, is located at 4 World Financial Center, 5th Floor, New York, NY 10080.

THE OFFERING

The Fund is offering              shares of its common stock at an initial offering price of $20.00 per share, which price includes a sales load of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by [                ], an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional              shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $             (or approximately $             assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be $             and the deduction of the sales load. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take less than one month to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objectives. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide total returns, exclusive of fees and expenses of the Fund, linked to the monthly performance of the S&P 500 Composite Stock Price Index (the “S&P 500® Index” or “Index”), as described below. Where the Index has negative returns for a one month period (approximately 30 days), the Fund seeks to provide monthly price returns that track the performance of the Index on a one-for-one basis over the one month period. Where the performance of the Index is positive for a one month period, the Fund seeks to deliver a “geared” return equal to approximately three times the monthly price returns of the Index up to a maximum index participation level (the “Maximum Index Participation”). “Price returns” means that the performance of the Index reflects only the price movements of the common stocks included in the Index and does not reflect any dividends declared or paid on those stocks. Regardless of whether the monthly price returns of the Index are positive or negative, the Fund will pay quarterly dividends (exclusive of fees and expenses) on its “long” S&P 500® Index portfolio (the “Long S&P 500® Index Portfolio”) as described below. The Fund will not participate in any Index returns in excess of the Maximum Index Participation, and as a result the Fund’s performance over a one month period will be subject to a maximum monthly return cap (the “Monthly Return Cap”). The Fund currently anticipates that the Maximum Index Participation for its first one month period will be between [0.75]% and [1.0]%, and accordingly, that its Monthly Return Cap will equal three times this amount, or [2.25]% to [3.0]%, respectively. In instances where the return of the Index exceeds the Monthly Return Cap, the Fund will under-perform the Index. See “Investment Strategy — Hypothetical Return Examples” on page [    ] of this prospectus. In future months, the Monthly Return Cap could be higher or lower than the Monthly Return Cap for the first one month period and could possibly be less than 1%. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

General.    The Fund will seek to achieve its objective by: (1) purchasing and managing a portfolio consisting of all of the securities that comprise the S&P 500® Index in the same proportions as the Index and/or other investments that enable the Fund to track the performance of the Index (the Long S&P 500® Index Portfolio); and (2) using a series of “option strategies” (the “Transactions”) for each one month period that in combination with the Long S&P 500® Index Portfolio are designed to deliver three times the monthly price returns of the Index over the course of the one month period where the value of the Index increases, up to the Maximum Index Participation that is set at the beginning of each one month period through the Transactions. The Fund will measure its returns for purposes of its objective as of the end of each one month period in relation to the value of the Index as of the beginning of that period. See “Investment Strategy — Calculating the Maximum Index Participation and Monthly Return Cap” below and on page [    ] of this prospectus.

The Transactions.    The Transactions will include: (A) the sale by the Fund of European-style call options on the S&P 500® Index; and (B) with the proceeds of this sale, the purchase of “call spreads,” which have the economic effect of purchasing a European-style call option on the S&P 500® Index and simultaneously selling a European-style call option on the S&P 500® Index. The Fund will structure its investments so that the price received from the sale of the call options will equal (or approximately equal) the price paid for the purchase of the call spreads. European-style call options are options that can be exercised only on their expiration dates rather than at any time during their term. The Fund intends to distribute for each quarterly period, net of Fund expenses, positive returns, if any, up to the Monthly Return Cap of the three most recent one month periods, as well as dividend income from its investments, if any. The Fund intends to structure the Transactions to have maturities of approximately 30 days. At the end of each one month period until the end of the fifth year of operations, the Fund will enter into new Transactions. A one month period will commence when the Fund enters into the Transactions. See “Distributions” and “Automatic Dividend Reinvestment Plan” on pages [    ] and [    ], respectively, of this prospectus.

Hypothetical Return Examples.    The following chart and Hypothetical Return Examples are intended to illustrate the Fund’s gearing strategy and do not reflect the Fund’s fees, expenses, dividends or dividends on securities in the Index. For purposes of this illustration, the monthly Maximum Index Participation is assumed to be [0.75]%, and consequently the Monthly Return Cap is [2.25]%. The chart and examples do not represent a guaranty of any level of performance of the Index or the Fund. See “Risk Factors and Special Considerations” on page [    ] of this prospectus.

Example A. Negative Index Returns.

The strategy is designed to provide monthly returns that track the performance of the Index on a one-for-one basis in instances where the returns on the Index are negative. Thus, the returns on the strategy in this example should be expected to approximate the returns on the Index (excluding Fund fees and expenses).

Example B. Positive Index Returns up to the Maximum Index Participation Level (i.e., greater than 0 to [0.75]% Index Returns).

The strategy is designed to deliver 3-for-1 returns in instances where the Index performs positively up to the Maximum Index Participation. Thus, the returns on the strategy should outperform the returns on the Index by a factor of 3 (excluding Fund fees and expenses).

Example C. Positive Index Returns in excess of the Maximum Index Participation but less than the Monthly Return Cap (i.e., greater than [0.75]% to less than [2.25]% Index Returns).

If the performance of the Index exceeds the Maximum Index Participation, the strategy should not deliver further upside, and instead its return should be limited to the Monthly Return Cap. Thus, in instances where the

Index exceeds the Maximum Index Participation but does not exceed the Monthly Return Cap, the strategy should outperform the Index, but not by a factor of 3 (excluding Fund fees and expenses).

Example D. Positive Index Returns in excess of the Monthly Return Cap (i.e., returns of greater than [2.25]%).

In instances where the Index exceeds the Monthly Return Cap, the strategy will under-perform the Index in an amount equal to the Index’s performance minus the Monthly Return Cap plus Fund fees and expenses.

Calculating the Maximum Index Participation and Monthly Return Cap.    When the Fund sells (or “writes”) call options, it structures the options so that the premiums received by the Fund will equal (or approximately equal) the cost of the call spreads purchased by the Fund. The Maximum Index Participation is determined at the beginning of each one month period based on prevailing market prices for the option being sold and the call spreads being purchased, and is a function of a number of market and economic factors including interest rates and market volatility. The Fund will, through a competitive bidding process with a variety of qualified counterparties, attempt to structure the Transactions to achieve the highest possible Maximum Index Participation and, accordingly, the highest possible Monthly Return Cap. While the Board of Directors generally oversees the operations of the Fund, the Board of Directors does not participate in setting the Monthly Return Cap, but will receive a report from the Fund’s investment adviser and subadviser on the process annually.

As the Maximum Index Participation for any one month period will be determined by the call options written and the call spreads purchased by the Fund at the beginning of the one month period, there can be no assurance that the Maximum Index Participation that is set for any subsequent one month period will be higher or lower than the Maximum Index Participation set for the first one month period.

The Fund will, in a timely manner, publicly file through a Form 8-K filing with the SEC, the actual Maximum Index Participation and Monthly Return Cap at the time the contract prices are set for the call options for each one month period. The Fund currently anticipates that the Maximum Index Participation for its first one month period will be in the range of [0.75]% to [1.0]% of the positive performance of the Index; the actual Maximum Index Participation may be higher or lower than this range. The Fund anticipates that the Monthly Return Cap will equal [2.25]% to [3.0]% for the first one month period. In future months, the Monthly Return Cap could be higher or lower than the Monthly Return Cap for the first period and could possibly be less than 1%. The Fund currently anticipates that the Maximum Index Participation for its first twelve monthly periods will be in the range of [0.75]% to [1.0]% of the positive performance of the Index; the actual Maximum Index Participation may be higher or lower than this range. The Fund anticipates that the Monthly Return Cap will equal [2.25]% to [3.0]% for the first twelve monthly periods. In future months, the Monthly Return Cap could be higher or lower than the Monthly Return Cap for the first period and could possibly be less than 1%.

S&P 500® Index.    As stated above, the Fund intends to invest in all of the securities that comprise the S&P 500® Index in the same proportions as the Index and/or other investments that enable the Fund to track the performance of the Index. Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in common stocks of companies that comprise the S&P 500® Index (or synthetic instruments that have economic characteristics similar to securities that comprise the Index). This 80% policy is not a fundamental policy and therefore may be changed without stockholder approval. However, the Fund may not change or modify this policy unless stockholders are provided with at least 60 days’ prior written notice.

Who Should Invest.    The Fund is designed for investors with a moderately bullish view of the S&P 500® Index over each of the next five years. In other words, because the potential upside to Fund stockholders for each one month period is limited to the Monthly Return Cap, a stockholder would not benefit if the return of the Index exceeded the Monthly Return Cap. Conversely, since there will be no downside limit resulting from the Transactions, if the Index declines over a one month period, Fund stockholders would experience the full decline for the one month period (plus Fund fees and expenses). See “Investment Strategy — Hypothetical Return Examples” on page [    ] of this prospectus.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. Please refer to the “Investment Restrictions” section on page [    ] of this prospectus.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investment program as anticipated.

Index Tracking Errors.    One part of the Fund’s investment strategy involves making investments in a manner that seeks to track the performance of the S&P 500® Index. The Fund may not be able to acquire the common stocks of all the companies in the S&P 500® Index, hold these securities in the correct weightings or be able to track the performance of the Index. This may occur when the Index sponsor rebalances the S&P 500® Index (which is expected to occur on an annual basis), or otherwise. This also may occur when, for example, the call options, swap agreements and/or futures and forward contracts the Fund purchases and sells do not, for a variety of reasons, perform as expected or do not result in the Fund receiving returns that are correlated (in any manner) with the performance of the Index.

The Fund may not be able to achieve returns that track the performance of the S&P 500® Index because the Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) the Index, such as, among others, the costs of managing the Fund and buying and selling investments for the Fund. As a result, the portions of the Fund’s performance that are based on holding investments to track the performance of the Index may be lower than the actual performance of the Index. In addition, if the Index has very low positive performance for a one month period, the Fund may not provide positive returns even if the Index is positive because of Fund expenses.

Equity Securities Risk.    The values of investments purchased and sold by the Fund will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to also vary. When the value of the S&P 500® Index is declining, the value of the Fund’s shares is expected to decrease.

General Risks Related to Derivatives.    The Fund’s investment strategy involves the use of derivatives, such as, among others, the sale of call options and the purchase of “call spreads.” These “call spreads” include the economic equivalent of the purchase of a call option and the simultaneous sale of a call option on the Index that have different strike prices. The Fund also may enter into swap agreements, and futures and forward contracts. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk, and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Changes in the value of derivative contracts may not match fully changes in the values of the underlying portfolio securities or indices. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and no assurance can be given that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. In addition, the Fund will be exposed to the risk that counterparties to these derivatives, for whatever reason, will be unable or unwilling to meet their obligations under the arrangements. See “Risk Factors and Special Considerations — Illiquid Securities” and “Risk Factors and Special Considerations — Counterparties,” on pages [    ] and [    ], respectively, of this prospectus.

Call Spreads and Call Options.    Through the call spreads, the Fund will be exposed to the same risks as those of a purchaser (and seller, see below) of call options on the S&P 500® Index. See “Investment Strategy — The Transactions” on page [    ] of this prospectus. As a purchaser of call options on the S&P 500® Index, the Fund will have to pay premiums to the sellers of these options. Although the Fund will seek to offset, to the extent possible, the amount of premiums paid to the sellers of the call spreads by its sale of call options, there is no assurance that it will be able to offset fully the amount of premiums paid by the amount of premiums received. In addition, if the value of the S&P 500® Index is less than or equal to the strike prices of the call options purchased by the Fund, the Fund generally will not exercise these options and will incur losses equal to the amount of premiums paid to the sellers of the options. In these instances, the call options that the Fund sold with higher strike prices than the purchased call options would also expire worthless and the premiums earned from selling those options would help offset the cost of the premiums on the purchased calls. To the extent the Fund purchases call options as part of its strategy to replicate the Index, it will be subject to risks similar to these described with respect to the purchased call options embedded in the call spreads.

Because the Fund’s investment strategy involves selling call options on the S&P 500® Index, as well as purchasing call spreads that have embedded within them the same effect, the Fund will be exposed to the risks of a seller of call options on the S&P 500® Index. The Fund, by selling call options on the S&P 500® Index, may forego the opportunity to benefit fully from potential increases in the value of the S&P 500® Index above the strike prices specified in the Fund’s written call options (or otherwise embedded in the call spreads). For example, if the value of the S&P 500® Index is greater than the strike price of the call options that the Fund has sold (which is the Maximum Index Participation), the Fund’s return may be less than the return the Fund would have earned if it had invested solely in the securities underlying the S&P 500® Index or investments designed to track the performance of the Index. The Fund, however, would continue to bear the risk of declines in the values of the investments purchased to track the performance of the Index.

As part of its Index replication strategy, the Fund also may use options as an alternative way to replicate the S&P 500® Index. These options will only be used to create long positions in the Index, and will not create any net investment positions that are short or uncovered. See the “Risk Factors and Special Considerations — Illiquid Securities” and the “Risk Factors and Special Considerations — Counterparties” on page [    ] and [    ], respectively, of this prospectus.

The Fund may also buy or sell options or futures that are traded on national securities exchanges. Exchanges may suspend trading of options or futures contracts in volatile markets. If trading is suspended, the Fund may be unable to unwind its options or futures positions at times that may be desirable or advantageous for the Fund to do so.

The Maximum Index Participation and Monthly Return Cap.    The terms of the call options written by the Fund and the call spreads purchased by the Fund (and, accordingly, the Maximum Index Participation and Monthly Return Cap) will be affected by market conditions at the inception of a one month period. Market conditions may change over time, and for that reason the Maximum Index Participation and Monthly Return Cap for a one month period may be higher or lower than they would have been if the Transactions had been entered into at a different time during the one month period and the Maximum Index Participation and Monthly Return Cap for subsequent one month periods may be higher or lower than for the first one month period.

Return to Individual Stockholders.    The returns of the Fund for purposes of its investment objective will be measured as of the end of each one month period in relation to the value of the Index as of the beginning of that period. Each one month period will consist of approximately 30 days. If a stockholder buys shares of the Fund other than upon or prior to the inception of a one month period and does not hold those shares through the date on which the Fund distributes its returns in respect of that one month period, the stockholder’s individual returns on the shares might be less than the Fund’s returns even if the Fund achieves the Monthly Return Cap for that one month period. For example, if during a one month period a stockholder buys shares in the secondary market at a premium, or sells shares in the secondary market at a discount, the stockholder’s individual returns will diverge from those of the Fund. There can be no assurance that the Fund’s returns for any one month period will achieve the Monthly Return Cap. See “Risk Factors and Special Considerations — Closed End Structure; Market Discount from Net Asset Value” and “Distributions” on pages [    ] and [    ], respectively, of this prospectus.

Liquidity of the Markets.    There can be no assurance that liquid derivatives markets will exist that will permit the Fund to purchase and write derivatives on the S&P 500® Index or its securities, or to use derivatives to engage in offsetting transactions. The Fund’s ability to engage in derivatives or in offsetting transactions also may be affected by exchange-imposed rules and trading limitations.

Counterparties.    The Fund expects to purchase and sell over-the-counter derivatives on the S&P 500® Index and other investments that enable the Fund to track the performance of the Index. The Fund will be exposed to the risk that counterparties to these investments (and derivatives), for whatever reason, will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk by entering into Transactions with counterparties that are rated A2 or better by Moody’s Investors Service Inc. or A or better by Standard & Poor’s® (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. In addition, counterparties will be required to post collateral at the time they enter into a Transaction, thereby limiting the Fund’s exposure to the credit risk of the counterparty. The Fund may also be required to post collateral in connection with its obligations in a Transaction. In the event that the counterparty defaults on its obligations under a Transaction because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral posted by the counterparty, or recovering collateral posted by the Fund, and could suffer a loss to the extent the collateral posted by the counterparty falls below the value of the counterparty’s obligation to the Fund.

Temporary Defensive Positions.    The Fund will not engage in temporary defensive positions to hedge against adverse market conditions. In addition, normally the Transactions will be expected to remain in effect for the entirety of the relevant one month period. However, the Fund may decide to sell one or more call spreads when the Fund’s investment adviser or subadviser determines that the Fund has become exposed to unacceptable risks specific to a particular counterparty. These sale transactions may be effected at inopportune times for the Fund or may cause the Fund to fail to meet its investment objective. As a result, these transactions could result in the Fund’s performance varying dramatically from its intended results.

Quarterly Distribution Policy.    The Fund intends to distribute to its stockholders any investment income earned by the Fund on a quarterly basis. In addition, the Fund will distribute net realized capital gains, if any, at least quarterly. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “Automatic Dividend Reinvestment Plan” on pages [    ] and [    ] respectively, of this prospectus. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make quarterly distributions only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. See “Distributions” and “U.S. Federal Income Tax Considerations” on pages [    ] and [    ], respectively, of this prospectus.

Liquidity/Listing of Fund’s Shares.    Although the Fund intends to apply to list its shares of common stock, subject to notice of issuance, on the New York Stock Exchange (“NYSE”), there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Annual Repurchase of Securities.    The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the NYSE, and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence.

Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund’s returns.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market, frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

Other Risks

Swap Agreements.    The Fund may enter into swap agreements in connection with its investment strategy or for other purposes. Whether the Fund’s use of swap agreements will be successful will depend on, among other things, if the Fund correctly forecasts market and index movements and values, interest rates and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Because swap agreements are two-party contracts that may have terms of greater than seven days, swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. See “Risk Factors and Special Considerations — Illiquid Securities” and “Risk Factors and Special Considerations — Counterparties,” on pages 25 and 23, respectively, of this prospectus.

The market for swap agreements is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest-rate or total return swap transactions in connection with its investment strategy and may choose not to do so. Restrictions imposed by the Internal Revenue Code of 1986, as amended, (the “Code”) also may limit the Fund’s ability to use swap agreements.

Futures and Forward Contracts.    The Fund may engage in futures and forward contracts. Whether the Fund’s use of futures and forward contracts will be successful will depend on, among other things, if the Fund correctly forecasts market and index movements and values, interest rates and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. To the extent that the Fund enters into futures and forward contracts, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. Utilization of futures and forward contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the values of the underlying securities or indices. If the values of futures and forward contracts move more or less than the values of the subjects of the transactions, the Fund will experience gains or losses that do not completely match or offset movements in the values of the subjects of the transactions. See “Risk Factors and Special Considerations — Illiquid Securities” and “Risk Factors and Special Considerations — Counterparties,” on pages 25 and 23, respectively, of this prospectus.

Foreign Securities.    Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to social, economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

Securities of foreign issuers may not be registered with the SEC, and the issuers of these securities may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Investments in Other Investment Companies.    The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities.    The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter options, swap agreements, futures and forward contracts, and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” over-the-counter derivative instruments written by the Fund will be considered illiquid unless the over-the-counter derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these over-the- counter option’s agreements. The “cover” for an over-the-counter derivative instrument written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act, and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Advisers pursuant to guidelines approved by the Board. The Advisers take into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Advisers monitor the liquidity of restricted securities in the Fund’s portfolio and reports periodically on such decisions to the Board.

The Advisers monitor the Fund’s overall holdings of illiquid securities. If the Fund’s holdings of illiquid securities exceed the applicable limitation on investments in illiquid securities under the rule that governs interval funds for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or stockholder redemptions), the Advisers will consider what action would be in the best interests of the Fund and its stockholders. Such action may include engaging in an orderly disposition of securities to reduce the Fund’s holdings of illiquid securities. The Fund is not, however, required to dispose of illiquid securities under these circumstances.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Subadviser deems it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities.    The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Advisers deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Advisers. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Subadviser will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Advisers to be in the Fund’s interest.

Leverage Risk.    The Fund may use leverage in connection with its investment objective. The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets to finance additional investments. The use of leverage creates certain risks for the Fund’s stockholders, including the greater likelihood of higher volatility of the Fund’s return, its net asset value and the market price of the Fund’s shares. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share when leverage is used. For example, if the Fund were to use leverage equal to 50% of the Fund’s common stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s stockholders. These risks generally would make the Fund’s return to stockholders more volatile if it were to use leverage. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so.

Repurchase Agreements.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions only with counterparties believed by the Advisers to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Short-Term Investments.    The Fund may, from time to time, manage its cash (for purposes such as paying fees and expenses or to meet repurchase obligations) by investing all or a part of its assets in short-term, high quality fixed-income securities and money market instruments, or in cash and cash equivalents. These types of investments typically have a lower yield than other longer term investments and lack the capital appreciation potential of equity securities. In addition, these investments can prevent the Fund from achieving its investment objective.

Segregated Accounts.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will segregate cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund’s portfolio securities, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Classify and Issue Additional Stock.    The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities” on page [    ] of this prospectus.

Anti-Takeover Provisions.    The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. See “Description of Securities” on page [    ] of this prospectus and the Fund’s charter and Bylaws.

*        *        *

The above discussion of the various risks associated with the Fund and its securities is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund intends to apply to list its shares of common stock, subject to notice of issuance, on the NYSE under the ticker symbol “GRQ” and will be required to meet the NYSE’s initial and continued listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). The Fund has adopted a fundamental policy for its interval fund structure. See “Annual Repurchases of Securities” on page [    ] of this prospectus. Subject to such stockholder approval, the Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.	Make investments for the purpose of exercising control or management.

3.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

5.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, mortgage-backed securities and other asset-backed securities, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set out in this prospectus.

7.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation will not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

8.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

9.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under “Investment Strategy” above.

10.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

The Adviser and [                ] are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions” on page [    ] of this prospectus for more information.]

ANNUAL REPURCHASES OF SECURITIES

General.    The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer approximately 12 to 13 months after the Fund commences operations.

Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns. See “U.S. Federal Income Tax Considerations — Sale or Exchange of Fund Shares” on page [    ] of this prospectus for certain tax consequences of a repurchase of shares of common stock by the Fund.

Fundamental Policy Regarding Annual Repurchase Offers.    The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act, and the Fund’s Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by stockholders in response to each repurchase offer (“repurchase request deadline”) will be on approximately the anniversary of the prior year’s repurchase request deadline pursuant to a policy approved by the Board. The date on which the repurchase price for shares is to be determined (the “repurchase pricing date”) shall occur no later than fourteen days after the repurchase request deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act.

Annual Repurchase Offer Procedures.    The Board of Directors will, in the exercise of its duties and subject to applicable law, determine the number of shares subject to a repurchase offer based upon such considerations as market demand and the Fund’s net asset value per share. Under Maryland law, repurchases must be approved by the Board of Directors. A Maryland corporation may not repurchase its shares if, after giving effect to the repurchase, the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due or, generally, the corporation’s total assets would be less than the sum of the corporation’s total liabilities. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, either: (1) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding shares, or (2) purchase all shares tendered on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

Repurchase prices will be set at a price equal to the net asset value per share of the Fund as of a specified date that occurs after the repurchase request deadline. This price may be greater or less than the then current market price of the Fund’s shares. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. Payment for tendered shares will be distributed within one week after the repurchase pricing date. All repurchase offer materials are mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares will be held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in a repurchase offer.

While the Fund intends to conduct repurchase offers for its common stock, there is no assurance that conducting repurchase offers will cause the shares to trade at or above net asset value because the market price of the Fund’s shares will be based on, among other things, the Fund’s investment performance and investor perception of the Fund’s overall attractiveness as an investment as compared with alternative investments.

During repurchase offers, net asset value per share is calculated each business day as of the close of business on the NYSE (generally, the NYSE closes at 4:00 pm, Eastern time), on each business day during which the NYSE is open for trading. See “Net Asset Value” on page [    ] of this prospectus. Stockholders who wish to obtain the net asset value per share during this period should contact the Fund or their financial adviser.

DIRECTORS AND OFFICERS

The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has held [    ] meetings.

Nominating and Corporate Governance Committee

Each non-interested Director is a member of the Board’s Nominating and Corporate Governance Committee. The principal responsibilities of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to serve as non-interested Directors of the Fund; (ii) to recommend its nominees for consideration by the full Board; (iii) to evaluate annually the qualification of current Directors (both interested and non-interested Directors) who are eligible for re-election to the Board of Directors; (iv) to develop and recommend to the full Board a set of corporate governance principles for the Fund; and (v) to conduct, for the full Board’s review, an annual evaluation of the performance of the Board and each committee, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Directors and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by stockholders. Since the Fund has been incorporated, the Nominating and Corporate Governance Committee has held [    ] meetings.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management L.P. (“FAM”) and MLIM (collectively, “IQ Advisors-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(1) and Age of Director	Position(s)(2) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Alan R. Batkin (60)	Director & Chairman of the Board	Since July 2005	Vice-Chairman, Kissinger Associates, Inc., a consulting firm (1990 to present).	7	Hasbro, Inc.; Overseas Shipholding Group, Inc.; Cantel Medical Corp.; and Diamond Offshore Drilling, Inc.

Paul Glasserman (42)	Director & Chairman of Audit Committee	Since July 2005	Professor, Columbia University Business School (1991 to present); Senior Vice Dean since July 2004.	7	None

Steven W. Kohlhagen (57)	Director	Since July 2005	Retired since August 2002; Managing Director, Wachovia National Bank and its predecessors (1992-2002).	7	None

William J. Rainer (60)	Director & Chairman of Nominating and Corporate Governance Committee	Since July 2005	Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 to November 2004); Chairman, U.S. Commodity Futures Trading Commission (1999-2001).	7	None

(1)	The address of each Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(2)	Each of the non-interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.
(3)	Each Director serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Certain biographical and other information relating to the Director who is an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) is set out below, including his age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in IQ Advisors-Affiliate Advised Funds and public directorships held.

Biographical Information of the Interested Director(1) of the Fund

Name, Address(2) and Age of Director	Position(s) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Andrew J. Donohue (54)	Director & Chief Legal Officer	Since July 2005	IQ Investment Advisors LLC, Chief Legal Officer since 2004; Global General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel, OppenheimerFunds, Inc.	8	None

(1)	Mr. Donohue is an interested Director because of his position as an employee of the Adviser and its affiliates.
(2)	The address of Mr. Donohue is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(3)	Mr. Donohue serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (39)	President	Since July 2005	IQ Investment Advisors LLC, President since April 2004; MLPFS, First Vice President, Head of Global Private Client Market Investments and Origination since 2003; MLPFS, First Vice President, Head of Structured Products Origination and Sales (2001-2003); MLPFS, Director, Head of Structured Products Origination (1997-2001).

Donald C. Burke (43)	Vice President, Treasurer & Secretary	Since July 2005	IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.

Andrew J. Donohue (54)	Chief Legal Officer	Since July 2005	IQ Investment Advisors LLC, Chief Legal Officer since December 2004; Global General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel, OppenheimerFunds, Inc.

Jeffrey Hiller (53)	Chief Compliance Officer	Since July 2005	IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the SEC’s Division of Enforcement in Washington, DC from 1990 to 1995.

Justin Ferri (30)	Vice President	Since July 2005	IQ Investment Advisors LLC, Vice President since 2005; MLPFS, Vice President, Global Private Client Group Market Investments & Origination since 2005; MLPFS, Vice President, Head Global Private Client Rampart Equity Derivatives from 2004 to 2005; MLPFS, Vice President, Co-Head Global Private Client Domestic Analytic Development from 2002 to 2004; mPower Advisors LLC, Vice President, Quantitative Development from 1999 to 2002.

Jay M. Fife (35)	Vice President	Since July 2005	MLIM, Director since 2000; MLPFS, Director (2000) and Vice President (1997-2000).

Colleen R. Rusch (37)	Vice President & Assistant Secretary	Since July 2005	MLIM, Director since January 2005; Vice President of MLIM (1998-2004).

(1)	The address of each executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2004 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Andrew J. Donohue	None	None

Non-Interested Directors:
Alan R. Batkin	None	None
Paul Glasserman	None	None
Steven W. Kohlhagen	None	None
William J. Rainer	None	None

As of the date of this prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors for the fiscal year ending December 31, 2005 and the aggregate compensation paid to them from all the registered IQ Advisors-Affiliate Advised Funds for the calendar year ended December 31, 2004.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Total Compensation from the Fund and Fund Complex Paid to Each Non-interested Director(2)
Alan R. Batkin(3)	$10,208	None	$30,417
Paul Glasserman	$9,167	None	$30,417
Steven W. Kohlhagen	$9,167	None	None
William J. Rainer	$9,167	None	$30,417

(1)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.
(2)	Each non-interested Director currently serves as a director for six funds (including the Fund) in the IQ Investment Advisors Fund Complex. Mr. Donohue currently serves as a director of a fund advised by an affiliate of the Adviser in addition to serving as a director of six funds (including the Fund) in the IQ Investment Advisors Fund Complex.
(3)	Chairman of the Board of Directors.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a recently formed entity that is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. The Adviser has a limited operating history and as of July 31, 2005 had approximately $1.1 billion worth of assets under management. However, affiliates of the Adviser, including MLIM, as of [                    ] had a total of approximately $496 billion in investment company and other portfolio assets under management. The principal business address of the Adviser is 4 World Financial Center, 5th Floor, New York, NY 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as sub-adviser with respect to portfolio implementation.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of 0.90% of an aggregate of the Fund’s average daily net assets plus any borrowings (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Initial Approval of Management Agreement

The Board of Directors of the Fund, including a majority of the non-interested Directors of the Fund, has the responsibility under the Investment Company Act to approve the Fund’s proposed Management Agreement for its initial two-year term and for one-year renewal terms thereafter at meetings of the Board called for the purpose of voting on such initial approval or renewals. In addition, the Fund’s Board of Directors will receive, review and evaluate information concerning the services and personnel of the Adviser and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis will be placed on information concerning profitability, comparability of fees, total expenses and the Fund’s investment performance at any future meeting at which a renewal of the Management Agreement is considered, the process of evaluating the Adviser and the Fund’s investment advisory and administrative arrangements is an ongoing one. In this regard, the Board’s consideration of the nature, extent and quality of the services to be provided by the Adviser under the Management Agreement will include deliberations at future quarterly meetings.

At a Board meeting held on September 20, 2005, all of the Directors present at the meeting, including the non-interested Directors (“Independent Directors”), approved the Management Agreement for an initial two-year term. In considering approval of the Management Agreement for the Fund, the Independent Directors reviewed an organizational meeting book and other materials from counsel to the Fund and from the Adviser which: (i) included information concerning the services that will be rendered to the Fund by the Adviser and the fees that will be paid by the Fund to the Adviser and (ii) outlined the legal duties of the Board under the Investment Company Act. The Independent Directors received information from Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for advisory and administrative services to those of other closed-end nonleveraged core funds, growth funds and value funds, as classified by Lipper. In particular, the Independent Directors considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser. The Independent Directors reviewed the services that the Adviser would provide to the Fund. The Independent Directors reviewed their discussion with officers of the Adviser about its management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. The Independent Directors then discussed that the Adviser also will provide administrative services, stockholder services, oversight of fund accounting, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Independent Directors reviewed the compliance and administrative services to be provided to the Fund by the Adviser, including its oversight of the Fund’s day-to-day operations and its oversight of Fund accounting. The Independent Directors noted that the Adviser has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services to be provided to the Fund. The Independent Directors also considered the nature of the Fund and the services required by the Fund in relation to those required by a more traditional portfolio of equity securities. Based on the presentations at the September 20, 2005 Board Meeting, and the Independent Directors’ experience as Board members of other investment companies in the IQ family of funds, the Independent Directors concluded that the services to be provided to the Fund by the Adviser under the Management Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Adviser. Because the Fund is newly formed, the Independent Directors did not consider the investment performance of the Fund. The Independent Directors did consider the experience, resources and strengths of the Adviser in managing other investment companies, including those that employ index-based strategies similar to the Fund. The Independent Directors also reviewed the Fund’s intended use of option strategies. The Independent Directors then considered the innovative nature of the investment product and the creativity of the Adviser in developing the Fund’s investment program. Based on these factors, the Independent Directors determined that the Adviser would be an appropriate investment adviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Independent Directors also considered the anticipated cost of the services to be provided by the Adviser. The Independent Directors noted that because the Fund is newly formed, had not commenced operations, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Independent Directors with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Adviser from their relationships with the Fund. The Independent Directors noted that the Adviser will be providing compliance and administrative services, as well as monitoring compliance by the Subadviser with the Fund’s investment policies and restrictions. The Independent Directors considered its discussions with the Adviser about its general level of anticipated profitability and noted that the Adviser would provide the Independent Directors with profitability information from time to time after the Fund commences operations.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Independent Directors next discussed potential economies of scale. The Independent Directors noted that because the Fund is newly formed, had not commenced operations, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Independent

Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Independent Directors discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Management Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Independent Directors compared both the services to be rendered and the fees to be paid under the Management Agreement to other contracts of the Adviser, and to contracts of other investment advisers with respect to similar closed-end registered investment companies. The Independent Directors evaluated the Fund’s proposed contractual fee rate for advisory and administrative services as compared to the contractual fee rate of comparable closed-end nonleveraged core funds, growth funds and value funds, as classified by Lipper. In particular, the Independent Directors noted that the Fund’s contractual advisory fee rate at a common asset level placed it in the second quintile for the group; that is, at least 60% of funds in the group had a contractual advisory fee that was higher than the Fund’s. The Independent Directors also considered that, both including and excluding investment-related expenses and taxes, the Fund’s projected total expense ratio at an anticipated asset level placed it in the second quintile for the group.

In addition, the Independent Directors considered the difference between the fees charged to the Fund and the fees charged to another fund with a similar strategy that is also managed by the Adviser. They considered the differences in the products and the timing of their introduction and concluded that a fee difference was justified. The Independent Directors did not consider compensation paid with respect to accounts other than registered investment companies since the Adviser only utilizes the Fund’s strategy in connection with registered investment companies.

The Independent Directors also considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the underwriting arrangements relating to the initial distribution of Fund shares. The Independent Directors concluded that the Fund would benefit from those services.

Conclusion. No single factor was determinative to the decision of the Independent Directors. Based on their discussion and such other matters as were deemed relevant, the Independent Directors concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to the Fund, as well as the costs to be incurred and benefits to be gained by the Adviser and its affiliates in providing such services, including the investment advisory and administrative components. The Independent Directors also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. Based on these factors, the Independent Directors decided to recommend to the Board the approval of the Management Agreement.

The Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser has provided advisory services to mutual funds since 1994 and has managed institutional accounts since 1972. The Subadviser is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). As of June 30, 2005, the Subadviser managed over $57 billion in assets.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of Connecticut, is registered as an investment adviser with the Securities and Exchange Commission under the Advisers Act. The Subadviser is located at 230 Park Avenue, New York, NY 10169.

Subadvisory Agreement

For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.40% of an aggregate of the Fund’s average daily net assets plus any borrowings. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadvisory Agreement has been structured to operate in the same manner as the Management Agreement and the Subadviser will not be entitled to any fees unless and until the Adviser has received the Management Fee from the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

Initial Approval of Subadvisory Agreement

At a Board meeting held on September 20, 2005, all of the Directors present at the meeting, including the Independent Directors, approved the Subadvisory Agreement for an initial two-year term. In connection with the Independent Directors’ consideration of the Subadvisory Agreement, the Independent Directors reviewed an organizational meeting book and other materials from counsel to the Fund. The Independent Directors also considered the presentation earlier in the meeting by representatives of the Subadviser. In particular, the Independent Directors focused on: (i) information describing the services to be rendered by the Adviser and the Subadviser; (ii) information concerning the Adviser’s selection process, including a chart summarizing the qualifications considered; and (iii) a memorandum outlining the legal duties of the Board under the Investment Company Act. As part of their review of the selection of the Subadviser, the Independent Directors considered their discussion with the Adviser about its selection of the Subadviser and the process through which it had identified and considered potential alternative subadvisers before selecting the Subadviser. The Independent Directors noted that in reviewing potential subadvisers, the Adviser had determined that, while there were other firms that could effectively manage an index portfolio or an options strategy, the Subadviser was one of only a few firms that could efficiently, in the Adviser’s judgment, implement both aspects of the Fund’s investment strategy while abiding by the Investment Company Act, tax and other constraints applicable to the Fund. In particular, the Independent Directors also considered the following:

(a) The nature, extent and quality of services to be provided by the Subadviser. The Independent Directors reviewed the services that the Subadviser would provide to the Fund. In connection with the investment subadvisory services to be provided to the Fund, the Independent Directors considered their discussion with officers of the Adviser about the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. In reviewing the Subadvisory Agreement, the Board of Directors focused on the experience of the Subadviser in managing registered funds and other accounts, including the extent to which the Subadviser has employed index-based and options strategies similar to the strategy to be employed by the Subadviser for the Fund. In particular, the Independent Directors considered the proposed portfolio managers for the Fund and their background and investment experience implementing complex options strategies. The Independent Directors concluded that the Subadviser’s personnel had sufficient experience advising accounts that employ index-based strategies and accounts that employ options strategies to enable the Subadviser to implement effectively the Fund’s investment strategies.

The Independent Directors also considered the Subadviser’s compliance history and compliance procedures. The Independent Directors discussed the due diligence performed by representatives of the Adviser regarding the Subadviser, and the copies of the Subadviser’s Code of Ethics and a summary of the Subadviser’s compliance program that were presented. Based on these discussions and the materials presented, the Board was of the view that the Subadviser had articulated a commitment to maintaining a culture of compliance.

(b) Investment performance of the Fund and the Subadviser’s Investment Team. Because the Fund is newly formed, the Independent Directors did not consider the investment performance of the Fund. The Independent Directors did not consider the Subadviser’s performance with respect to most other accounts it manages, because these accounts might have investment objectives, policies or restrictions different from those of the Fund. The Independent Directors, however, did consider the reputation and investment experience of the Subadviser and its investment professionals, and discussed the experience, resources and strengths of the Subadviser in managing investment companies, including those that employ index-based strategies and, separately, options strategies. Based on these factors, the Independent Directors determined that the Subadviser would be an appropriate subadviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Subadviser from the relationship with the Fund. The Independent Directors also considered the anticipated cost of the services to be provided by the Subadviser. Because the Fund is newly formed, the Independent Directors did not review or consider any information relating to the Subadviser’s anticipated profitability. Because the Independent Directors viewed anticipated profitability as highly speculative given the early stage of the relationship, the Independent Directors did not consider the anticipated profitability to the Subadviser separately from its consideration of the appropriateness of the overall fee being charged the Fund for the totality of services being provided.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. Because the Fund is newly formed, had not commenced operations, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Independent Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Independent Directors also noted that the Subadviser’s fees are paid by the Adviser out of its fees and not by the Fund directly. The Independent Directors discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the initial two-year term of the Subadvisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients. The Independent Directors discussed the services that would be rendered by the Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to the Board as noted above, including the fact that the subadvisory fee was negotiated with the Adviser on an arm’s length basis, the Independent Directors concluded that the subadvisory fee was reasonable for the services being rendered.

The Independent Directors then considered the potential direct and indirect benefits to the Subadviser from its relationship with the Fund, including the reputational benefits from managing the Fund. The Independent Directors determined that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

Conclusion. No single factor was determinative to the Independent Directors’ decision. Based on their discussion and such other matters as were deemed relevant, the Independent Directors concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Subadviser. In view of these facts, the Independent Directors decided to recommend to the Board the approval of the Subadvisory Agreement.

Subadviser—Portfolio Manager

The following people have the primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Name	Since	Recent Professional Experience
Hugh Whelan	1989	Mr. Whelan is a senior portfolio manager and director of quantitative equity strategies for the Subadviser. He has over 15 years of investment management experience. Prior to assuming his current position, he was a quantitative portfolio manager and analyst in ING’s fixed income group, specializing in corporate securities. Mr. Whelan earned his Bachelors of Science degree in geology and Master of Science degree in petroleum geology from Stanford University and M.B.A. from the University of Pennsylvania’s Wharton School. Mr. Whelan also holds the Chartered Financial Analyst designation.

John Krementowski	1994	Mr. Krementowski is a portfolio manager on the Subadviser’s quantitative equity team. He has over 10 years of investment experience. Previously, he was a strategy specialist at Aetna. Mr. Krementowski received a B.S. in computer science from the New Jersey Institute of Technology and an M.B.A. from the University of Connecticut. Mr. Krementowski also holds the Chartered Financial Analyst designation.

Mary Ann Fernandez	1996	Ms. Fernandez is a senior portfolio specialist for the Subadviser. She has over 20 years of investment management experience. Prior to her current role, Ms. Fernandez was chief operating officer for the institutional marketing and sales group and portfolio manager in the fixed income group. She joined the Subadviser in 1996 as vice president of product development, which included structuring CBOs. Previously she worked in several investment departments within Aetna. Ms. Fernandez received both a B.S. in microbiology and M.B.A. from the University of Massachusetts and holds the Chartered Financial Analyst designation.

Paul Zemsky	2005	Mr. Zemsky is currently Head of Derivative Strategies for the Subadviser. As Head of Derivative Strategies, Mr. Zemsky oversees derivative strategies for credit, interest rate, and equity products, and supports the organization on a number of key areas, including product development and risk management for both proprietary and third party businesses. This includes hedging and overlay strategies, as well as focusing on new business development opportunities. A key function within his scope of responsibility is developing macro-hedging strategies for variable and equity index annuities sold through various Subadviser businesses. Mr. Zemsky joined the Subadviser in 2005 after 18 years at J.P. Morgan Investment Management, where he held a number of key positions, including having responsibility for the market timing and sector allocation for the firm’s fixed income business and handling option trading in both the exchange-traded and over-the-counter markets. Most recently, Mr. Zemsky co-founded CaliberOne Private Funds Management, a macro hedge fund. Mr. Zemsky holds a dual degree in finance and electrical engineering from the Management and Technology Program at the University of Pennsylvania.

Name	Since	Recent Professional Experience
Ernie Tang	2001	Mr. Tang joined the Derivatives Team of the Subadviser in 2001. His current responsibilities include trade executions, research and consulting services to other groups that need derivative expertise. He manages a derivatives portfolio for hedging and replication purposes. The products in this portfolio include equity options and futures; interest rate swaps, swaps, caps and floors; as well as credit default swaps. Prior to joining the Subadviser, Mr. Tang helped manage the derivative portfolio for Lincoln National Corporation. Prior to that assignment, he worked as an Asset Liability Manager for Lincoln for two and a half years. He was responsible for modeling fixed income securities and derivatives. Before joining Lincoln, he worked for Prudential for six and a half years. He also worked for Blue Cross Blue Shield of Delaware for two and a half years. Mr. Tang has worked in various lines of insurance business—Life, Health and Annuity, and has performed different actuarial functions, including pricing, product development, underwriting and financial reporting. He has been a fellow of the Society of Actuaries since 1998. Mr. Tang holds a Master Degree in civil engineering from University of Delaware and he graduated summa cum laude from National Taiwan University with a Bachelor of Science degree.

Other Accounts Managed.1    As of May 31, 2005 the following persons were primarily responsible for the day-to-day portfolio management of the Fund and of the following accounts:

Hugh Whelan

Type of Account	Number of Accounts	Number of Accounts with Performance Based Fee	Account Assets	Account Assets with Performance Based Fee
Registered Investment Company	50	0	7,208,087,623	0
Other Pools	13	0	1,562,561,865	0
Other Accounts	23	5	3,147,111,789	658,667,331

John Krementowski

Type of Account	Number of Accounts	Account Assets
Registered Investment Company	26	4,580,055,690
Other Pools	0	0
Other Accounts	2	139,441,597

Mary Ann Fernandez

Type of Account	Number of Accounts	Account Assets
Registered Investment Company	44	7,868,425,662
Other Pools	1	1,398,568,914
Other Accounts	0	0

[1]	Paul Zemsky and Ernie Tang do not have the primary responsibility for any other accounts and do not receive any advisory fees based on the performance of any accounts.

Compensation. The portfolio managers’ compensation consists of the following elements:

Compensation generally consists of a (a) fixed base salary and (b) bonus which is based on the Subadviser’s performance, consisting of pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups, and revenue growth of the accounts for which they are responsible for. Certain investment professionals may also be eligible to receive long-term equity awards tied to the performance of the Subadviser and its parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the Subadviser’s annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both index and relative performance in all areas. The relevant index is the Lehman Brothers Aggregate Bond Index. Relevant peer groups include Morningstar, Lipper and Lehman. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over a one-year period. The overall Subadviser scorecards are calculated based on an asset weighted aggregation of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% of the weight attributable to the overall Subadviser performance and 75% attributable to their specific team results, which results are based both on a qualitative evaluation and quantitative results (i.e. relative performance).

The portfolio managers participate in ING Groep’s Pension, Retirement and Option plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.

The portfolio managers do not beneficially own any stock issued by the Fund.

Portfolio Manager—Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees—the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, the Subadviser has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Regulatory Matters Involving the Subadviser and its Affiliates

The Subdviser and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. In addition to responding to regulatory and governmental requests, the management of U.S. affiliates of ING Groep N.V., including the Subadviser (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. None of these arrangements are directly related to the Subadviser. Each of these arrangements has been terminated and no employee responsible for this arrangement remains at ING.

In September 2005 ING Funds Distributors, LLC (“IFD”), the distributor of certain ING Funds (U.S.) settled an administrative proceeding with the NASD regarding three arrangements. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds (U.S.) for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to the NASD regarding the review and establishment of certain procedures. IFD’s settlement of this administrative proceeding is not material to the Fund.

The foregoing speaks only as of the date hereof. There may be additional regulatory developments in connection with the matter discussed above.

It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund’s shares or other adviser consequences to the Fund and its stockholders. However, the Subadviser believes that these matters are not likely to have a material adverse effect on its ability to perform investment advisory services relating to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix A to this prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free 877 449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DISTRIBUTIONS

The Fund intends to distribute to its stockholders any investment income earned by the Fund on a quarterly basis. It is anticipated that any dividends received from the Long S&P 500® Index Portfolio will be the Fund’s main source of investment income. The Fund expects to declare its first distribution approximately one month following the Fund’s commencement of investment operations and to pay this initial distribution thereafter. In addition, the Fund will distribute its realized short-term capital gains, if any, quarterly. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. Under Maryland law, the Fund may not make a distribution (either of investment income or realized capital gains) if, after giving effect to the distribution, the Fund would be unable to pay its indebtedness as the indebtedness becomes due or, generally, the Fund’s total assets would be less than the sum of the Fund’s total liabilities. The Fund will make distributions only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. This dividend policy may be modified by the Board of Directors from time to time. See “U.S. Federal Income Tax Considerations—Distributions” and “Automatic Dividend Reinvestment Plan” on pages 39 and 42, respectively, of this prospectus.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund is based on the advice of Shearman & Sterling LLP, counsel to the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders are subject to U.S. federal income taxation on a net basis regardless of source and will hold shares as “capital assets” (generally, property held for investment) within the meaning of section 1221 of the Code.

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning and disposing of shares of the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status.    The Fund intends to qualify as a “regulated investment company” (a “RIC”) for U.S. federal income tax purposes. If the Fund qualifies as a RIC and distributes all of its income, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund have diversified holdings at the end of each quarter of each taxable year such that: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income, which includes short-term (but not long-term) capital gains, and at least 90% of its net tax-exempt interest income, if any, in each taxable year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Distributions.    Fund distributions are generally taxable to stockholders. After the end of each year, a stockholder will receive a tax statement that separates the stockholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate, but, as further discussed below, if the Fund holds equity securities, under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”), certain ordinary income distributions designated by and received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Distributions made from an excess of net long-term capital gains over net short-term capital losses are capital gains dividends. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate the total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions.

Distributions in excess of the Fund’s current and accumulated earnings and profits will represent a return of capital for tax purposes to the extent of the stockholder’s basis in the shares and thus will generally not be taxable to the stockholder. The Fund’s positive returns, if any, from its investment strategy (after Fund expenses) that will be distributed in respect of an annual period, together with any net dividend income, may exceed the Fund’s current and accumulated earnings and profits for that year. This might occur because one-third of the Fund’s positive returns (if any) for each annual period will be attributable to its ownership of the Long

S&P 500® Index Portfolio on which little or no taxable gain is expected to be recognized prior to termination of the Fund (except to the extent securities may be sold or otherwise disposed of to fund repurchase offers, distributions to stockholders and payments on the written call options, if applicable). As a result, the Fund expects that a portion of its distributions for each taxable year prior to its final liquidation will constitute a tax-free return of capital. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash. If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs.

Sale or Exchange of Fund Shares.    If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from a sale or disposition of shares generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

A repurchase by the Fund of its shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any of the Fund’s outstanding shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any of the Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. There is a risk that stockholders who do not have any of their shares repurchased in such case would be treated as having received a deemed distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends.    Under the Tax Act, in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers.

The Fund cannot predict what percentage of its gain or loss will constitute net long-term capital gain or loss. It is expected that gain or loss from the call spreads will constitute short-term capital gain or loss because they generally will be held by the Fund for less than one year. It is not clear whether the Fund’s ownership of the

Long S&P 500® Index Portfolio and the Fund’s sale of the call options on the S&P 500® Index will constitute a “straddle” for U.S. federal income tax purposes. If such positions constitute a straddle, gain or loss recognized upon disposition of all or any portion of the Long S&P 500® Index Portfolio will constitute short-term capital gain or loss regardless of the Fund’s holding period for such securities. The Fund expects to report gain or loss with respect to the Long S&P 500® Index Portfolio on the basis that the straddle rules will apply to the Fund’s ownership of the Long S&P 500® Index Portfolio and the Fund’s sale of the call options. As a result, the Fund expects to treat any gains or losses recognized as a result of dispositions of all or any portion of the Long S&P 500® Index Portfolio as short-term capital gain or loss. Gain or loss with respect to disposition, settlement or expiration of the written call options will constitute short-term capital gain or loss regardless of whether such options are part of a straddle.

For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels. In general, for the Fund to receive qualified dividend income, the Fund must hold stock paying otherwise qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or for more than 90 days during the associated 181-day period in the case of certain preferred stocks). Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations.

It is not clear whether dividends received by the Fund with respect to the Long S&P 500® Index Portfolio will constitute qualified dividends by virtue of the Fund’s sale of the call options on the S&P 500® Index. The Fund expects to treat such dividends as not constituting qualifying dividends.

Backup Withholding.    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s distributions (if any) may consist of ordinary income dividends and/or capital gains distributions (collectively referred to as “dividends” for purposes of this section). See “Distributions” on page [    ] of this prospectus. Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. It is currently contemplated that the Fund will pay quarterly income dividends. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Considerations” on page [    ] of this prospectus.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, NY 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the Subadviser, [            ] and their respective affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser and Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or the Subadviser and their respective affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Adviser, Subadviser, and their respective affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser, Subadviser, and their respective affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser, the Subadviser, and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Adviser may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser or its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, the Subadviser, their respective affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Advisers that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Rule 17j-1 of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or Short-Term Instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund, subject to approval by the Board of Directors, may retain an affiliated entity of the Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, the Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, Subadviser or their affiliates when one or more clients of the Adviser, the Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, the Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Fund employs a buy and hold strategy for the securities that comprise the Long S&P 500® Index Portfolio over the course of each one month period, and the Transactions will normally remain in effect for the entirety of each one month period. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

UNDERWRITING

The Fund intends to offer the shares through the underwriters. [                    ] is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund, the Adviser, the Subadviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite its name below.

Underwriter	Number of Shares

Total

The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

The Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $             per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $             per share to other dealers. There is a sales load or underwriting discount of $.90 per share, which is equal to 4.5% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before                     , 2005.

The following table shows the public offering price, sales load and proceeds, before expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Proceeds, before expenses, to the Fund	$19.10	$	$

The expenses of the offering, excluding sales load, are estimated at $             and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to              additional shares at the public offering price less the sales load. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, Securities and Exchange Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund intends to apply for listing to list its shares on the NYSE under the symbol “GRQ,” subject to official notice of issuance. In order to meet the requirements for the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that [            ] and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than [            ] may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions” on page [    ] of this prospectus. [            ] is an affiliate of the Adviser.

The total amount of the partial reimbursement to the underwriters, the payment of certain fees to counsel to the underwriters and the sales load will be limited to [            ]% of the total price to the public of the shares sold in this offering.

[The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, NY 10080. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 5th Floor, New York, NY 10080.]

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s stock is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

General.    The charter provides that the Fund may issue up to 100,000,000 shares of common stock, $.001 par value per share (“Common Stock”). The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Limited Existence of the Fund.    The charter of the Fund provides that the Fund will terminate on the later of November 30, 2010 or such other date on which the conditions set forth with respect to cessation of existence of a Maryland corporation under the Maryland General Corporation Law are satisfied. Generally, under the Maryland General Corporation Law, a corporation with a limited existence may not terminate until various state and local taxes, if any, are paid. The charter further provides that at such time as may be determined by the Board of Directors in its sole discretion, to facilitate the orderly liquidation of the Fund, the Board of Directors will cause the Fund to liquidate and sell its assets and to take all actions necessary or desirable to wind up its affairs. After payment, satisfaction and discharge of Fund’s existing debts and obligations, including the establishment of any necessary or desirable reserves for expenses of liquidation and contingent liabilities as determined by, or pursuant to the direction of, the Board of Directors, the Board of Directors will cause the Fund to distribute the remaining assets of the Fund to the stockholders in complete liquidation of their interests in the Fund.

In order to extend the existence of the Fund, the Board of Directors must determine that a charter amendment repealing the termination provisions is advisable and the stockholders must approve the proposed charter amendment by the affirmative vote of the holders of at least a majority of all the votes entitled to be cast on the matter. At this time, the Board of Directors has no intention to extend the life of the Fund.

Common Stock.    All shares of Common Stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class and series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of stock and thereafter to issue the classified or reclassified shares of stock provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in their best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.    The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies.    The Fund’s charter and Bylaws provide that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under the Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Election and Term of Directors.    Each Director shall be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, Directors will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any Directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s Directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors.    The Fund’s charter provides that a Director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund earlier than the termination date provided for in the charter or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Outstanding Securities.

The following table sets out information with respect to the outstanding securities of the Fund as of             , 2005.

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Issued and Outstanding as of , 2005
Common Stock	100,000,000 Shares		Shares

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at One Wall Street, New York, NY 10286. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at 225 Franklin Street, Boston, MA 02110.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected                      as its independent registered public accounting firm.                      principal business address is located at                     .

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Shearman & Sterling LLP, New York, NY, counsel to the Fund, and [                    ], New York, NY, counsel to the underwriters. Shearman & Sterling LLP and [                    ] may rely on the opinion of Venable LLP, Baltimore, MD, as to certain matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your Financial Adviser.

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Board of Directors has delegated to IQ Investment Advisors LLC (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of the registered investment companies to which the Investment Adviser provides investment management services, such as the Fund (collectively, the “Funds”). Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each of the Funds and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by each of the Funds. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of each of the Funds are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee will be chaired by the President of the Investment Adviser or his designee (the “Committee Chairman”). The Committee Chairman will be assisted by such other investment professionals of the Investment Adviser as are appointed by the Committee Chairman. The Committee shall also consist of investment analysts appointed by the Committee Chairman who have experience with the investment strategies of the Funds, and such other personnel with investment or other relevant experience, as the Committee Chairman deems appropriate. No employees of the Investment Adviser whose responsibilities relate primarily to marketing or sales may serve as a member of the Committee. One member of the Investment Adviser’s Legal Advisory group, selected by the Chief Legal Officer of the Investment Adviser, will serve as a non-voting member of the Committee and shall serve as the Committee’s Secretary and principal legal counsel.

The Committee determines how to vote the proxies of each of the Funds that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of each of those Funds and are free from unwarranted and inappropriate influences. The Committee has established proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from the Investment Adviser’s investment personnel, any subadviser’s personnel, proxy voting services or other knowledgeable interested parties (the “Guidelines”). It is expected that the Committee will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for each of the Funds and in accordance with the Guidelines. The Guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum present. In addition, the Committee will be responsible for ensuring that all reporting and record keeping requirements related to proxy voting are fulfilled.

If the Committee determines that a proxy voting issue is not contemplated by the Guidelines the Committee may elect to adopt a common position for each of the Funds with respect to such proxy vote, and may seek the advice of each of the Funds’ portfolio manager to assist in making decisions on how best to maximize economic value for each of the Funds for which they are responsible (similar to normal buy/sell investment decisions made by such Fund’s portfolio managers).

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and record keeping. ISS will also assist the Fund in fulfilling its reporting and record keeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its Guidelines (or if the particular proxy matter is not addressed by the Guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the Committee Chairman (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the Committee Chairman. The Committee Chairman shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of each of the Funds or, if the proxy matter is, in their judgment, akin to an investment decision, confer with the applicable subadviser and its portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal Guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

The Committee has determined that it is appropriate and in the best interests of the Funds to adopt the following Guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. In general, the Committee will vote proxies in accordance with the Guidelines unless: (1) the subject matter of the vote is not covered by the Guidelines or (2) a material conflict is present.

The Investment Adviser has adopted the Guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings. In general, the Committee will favor proposals promoting transparency and accountability within a company.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Through and including                     , 2005 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

             Shares

S&P 500® GEAREDSM Fund II Inc.

Common Stock

$20.00 per Share

PROSPECTUS

                    , 2005

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1) Financial Statements:

(2) Exhibits:

(2)(a)(1) Articles of Incorporation.

(2)(a)(2) Articles of Amendment.

(2)(b) Bylaws.

(2)(c) Not Applicable.

(2)(d) Form of Stock Certificate.*

(2)(e) Form of Dividend Reinvestment Plan.*

(2)(f) Not Applicable.

(2)(g)(1) Form of Management Agreement.*

(2)(g)(2) Form of Subadvisory Agreement.*

(2)(h)(1) Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, ING Investment Management Co. and the Underwriters.*

(2)(i) Not Applicable.

(2)(j) Form of Custodian Agreement.*

(2)(k)(1) Form of NYSE Listing Agreement.*

(2)(k)(2)(a) Power of Attorney.*

(2)(k)(3) Form of Stock Transfer Agency Agreement.*

(2)(1) Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.*

(2)(m) Not Applicable.

(2)(n) Consent of independent registered public accounting firm for the Fund.*

(2)(o) Not Applicable.

(2)(p) Certificate of Sole Shareholder.*

(2)(q) Not Applicable.

(2)(r)(1) Code of Ethics of Fund.*

(2)(r)(2) Code of Ethics of IQ Investment Advisors LLC.*

(2)(r)(3) Code of Ethics of ING Investment Management Co.*

*	To be filed by pre-effective amendment.

Item 26. Marketing Arrangements

Please refer to Items 24(2)(h)(1).

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees (SEC)	$

New York Stock Exchange listing fee	$

Legal fees and expenses	$

Printing (other than stock certificates)	$

Stock certificates	$

NASD fees	$

Underwriters’ expense reimbursement	$

Miscellaneous	$

Total	$

Item 28. Persons Controlled by or Under Common Control

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63151).

Item 29. Number of Holders of Securities

Title of Class:    Common Stock ($.001 par value per share)

Number of Record Holders:	1 (The Fund anticipates that as the result of its offering of shares there will be more than 100 record holders of the Fund’s shares.)

Item 30. Indemnification

Indemnification of Officers and Directors.    Maryland law permits a Maryland corporation, such as the Fund, to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreements Indemnification.    Please refer to Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, ING Investment Management Co. and the Underwriters. In Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, ING Investment Management Co. and the Underwriters, relating to the securities being offered by this Registration Statement, the Fund agrees to indemnify [                ] and each person, if any, who controls [                ] within the meaning of Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Fund and [                ] pursuant to the provisions discussed above or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer, or controlling person of the Fund and [                ] in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or [                ] in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

Name	Position with Adviser	Other Affiliations

Mitchell M. Cox	President	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), First Vice President, Head of Global Private Client Market Investments and Origination; MLPFS, First Vice President, Head of Structured Products Origination and Sales.

Donald C. Burke	Treasurer	Merrill Lynch Investment Managers, L.P. (“MLIM”), First Vice President; MLIM and Fund Asset Management L.P. (“FAM”), Director.

Jeffrey Hiller	Chief Compliance Officer	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer at MLIM (Americas); Global Director of Compliance at Morgan Stanley Investment Management.

Michael Clark	Vice President	MLIM, Director of Product Development, Director of Fund Board Relations.

Satyanarayan Chada	Vice President	MLPFS, First Vice President and Director, Head of Global Private Client Structured Products Origination for the U.S.

Colleen Rusch	Vice President	MLPFS, Vice President, Director, Global Private Client Market Investments & Origination Business Control.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Subadviser, and each managing director, executive officer or partner of the Subadviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee is set out below.

Name	Position	Other Affiliations

Robert William Crispin	Chairman & Chief Executive Officer ING Investment Management 2001 to present

Frederic (Rick) Armstrong Nelson III	Vice Chairman & Chief Investment Officer, ING Investment Management April 2003 to present

Scott Fox	Vice Chairman, ING Investment Management, February 2002 to present

Mark Donald Weber	Chief Marketing Officer, Executive Vice President ING Investment Management, 2002 to present

Gerald Thomas Lins	ING Investment Management, General Counsel 2001 to present

Greg McGreevey	ING Investment Management LLC, EVP, October 2003 to present	ING Institutional Markets, President-06/97-09/03

Michael Joseph Gioffre	Senior Vice President, Chief Compliance Officer ING Investment Management, 2001 to present

Jeffrey T. Becker	Senior Vice President & Chief Financial Officer ING Investment Management, 2001 to present

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules and regulations thereunder are maintained at the offices of the Registrant at 4 World Financial Center, 5th Floor, New York, NY 10080; the Adviser at 800 Scudders Mill Road, Plainsboro, NJ 08536; the Subadviser at 230 Park Avenue, New York, New York 10169; the Custodian at Two Heritage Drive, North Quincy, MA 02171; or the Transfer Agent at 1 Wall Street, New York, NY 10286.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(a) The Fund undertakes to suspend the offering of the shares of common stock covered by this Registration Statement until it amends its prospectus contained in this Registration Statement if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained in this Registration Statement.

(b) The Fund undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in the City of New York, and the State of New York, on the 6th day of October, 2005.

S&P 500® GEAREDSM Fund II Inc.

By:	/S/ MITCHELL M. COX
Name: Title:	Mitchell M. Cox President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ MITCHELL M. COX (Mitchell M. Cox)	President (Principal Executive Officer) and Sole Director	October 6, 2005

/S/ DONALD C. BURKE* (Donald C. Burke)	Treasurer (Principal Financial and Accounting Officer)	October 6, 2005

/S/ ANDREW J. DONOHUE* (Andrew J. Donohue)	Director	October 6, 2005

/S/ ALAN BATKIN* (Alan Batkin)	Director	October 6, 2005

/S/ PAUL GLASSERMAN* (Paul Glasserman)	Director	October 6, 2005

/S/ STEVEN W. KOHLHAGEN* (Steven W. Kohlhagen)	Director	October 6, 2005

/S/ WILLIAM RAINER* (William Rainer)	Director	October 6, 2005
* This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/S/ MITCHELL M. COX Mitchell M. Cox	Attorney-in-Fact	October 6, 2005

EXHIBIT INDEX

Exhibit	Description

(2)(a)(1)	Articles of Incorporation.

(2)(a)(2)	Articles of Amendment.

(2)(b)	Bylaws.

(2)(c)	Not Applicable.

(2)(d)	Form of Stock Certificate*

(2)(e)	Form of Dividend Reinvestment Plan.*

(2)(f)	Not Applicable.

(2)(g)(1)	Form of Management Agreement.*

(2)(g)(2)	Form of Subadvisory Agreement.*

(2)(h)(1)	Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, ING Investment Management Co. and the Underwriters.*

(2)(i)	Not Applicable.

(2)(j)	Form of Custodian Agreement.*

(2)(k)(1)	Form of NYSE Listing Agreement.*

(2)(k)(2)(a)	Power of Attorney.*

(2)(k)(3)	Form of Stock Transfer Agency Agreement.*

(2)(1)	Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.*

(2)(m)	Not Applicable.

(2)(n)	Consent of independent registered public accounting firm for the Fund.*

(2)(o)	Not Applicable.

(2)(p)	Certificate of Sole Shareholder.*

(2)(q)	Not Applicable.

(2)(r)(1)	Code of Ethics of Fund.*

(2)(r)(2)	Code of Ethics of IQ Investment Advisors LLC.*

(2)(r)(3)	Code of Ethics of ING Investment Management Co.*

*	To be filed by pre-effective amendment.